UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “OPI,” “the Company,” “we,” “us,” and “our” refer to Office Properties Income Trust.

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on October 30, 2025, OPI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being filed to implement a court-supervised financial restructuring pursuant to the terms described in that certain Restructuring Support Agreement entered into on October 30, 2025 among the Debtors and the other parties thereto (the “RSA”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re Office Properties Income Trust, et al., Case No. 25-90530.

Plan and Disclosure Statement

On January 9, 2026, the Debtors filed the Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and its Debtor Affiliates [Docket No. 575] (as may be amended, modified, or supplemented from time to time, the “Plan”) and a related disclosure statement [Docket No. 576] (as may be amended, modified, or supplemented from time to time, the “Disclosure Statement”) with the Bankruptcy Court. The Plan provides for the implementation of the restructuring transactions contemplated by the RSA and the related classification and treatment of claims against and interests in the Debtors. The Disclosure Statement describes, among other things, the terms and provisions of the Plan, the events leading up to the Chapter 11 Cases, certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Plan from certain of the Debtors’ creditors, and the proposed reorganization, operations, and financing of the reorganized Company if the Plan becomes effective.

Copies of the Plan, Disclosure Statement, and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available for review and download, free of charge, on the website of the Debtors’ claims, noticing, and solicitation agent at https://restructuring.ra.kroll.com/OPI or through the Bankruptcy Court's website, for a fee, at https://ecf.txsb.uscourts.gov. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Cautionary Language Regarding Trading in the Company’s Common Shares

The Plan provides that the Company’s common shares of beneficial interest, $.01 par value per share (“common shares”), will be cancelled and extinguished on the effective date of the Plan, and the holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such common shares. If the Plan is confirmed and the Company’s common shares are cancelled, amounts invested by holders of such common shares will not be recoverable and such common shares will have no value. Trading prices for the Company’s common shares may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common shares upon the conclusion of the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common shares.

Cautionary Note Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements about the process and potential outcomes of the Chapter 11 Cases. Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate the Plan; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation and relationships with tenants, lenders, and vendors; the Company having insufficient liquidity; the availability of financing; the ability to satisfy the conditions precedent to the RSA; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: January 15, 2026